UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2014

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On April 23, 2014, Richard Ryan, the Chief Financial Officer of SEACOR Holdings Inc. (“the “Company”), notified the Company’s Board of Directors (the “Board”) that he wished to retire from such position and, at the request of the Board, Mr. Ryan agreed to have his retirement become effective on August 1, 2014 (the “Effective Date”).  A copy of the Company’s press release relating thereto is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(c)

On April 25, 2014, the Board appointed Matthew Cenac as the Company's Senior Vice President and Chief Financial Officer, effective on the Effective Date. A copy of the Company’s press release relating thereto is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Mr. Cenac, age 48, served from June 2003 until August 2005 as the Company's Corporate Controller and, from August 2005 to present, as the Company's Chief Accounting Officer.

On April 25, 2014, the Compensation Committee of the Board (the “Compensation Committee”) approved a base salary of $450,000 for Mr. Cenac commencing on the Effective Date. Mr. Cenac will remain eligible to participate in the Company's cash bonus and share incentive plans and will be entitled to the same standard Company benefits as are available to all other employees.

There is no arrangement or understanding between Mr. Cenac and any other persons pursuant to which he was appointed as an officer of the Company, and there is no family relationship between Mr. Cenac and any directors or executive officers of the Company. Mr. Cenac is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

(e)

On April 25, 2014, the Compensation Committee determined to accelerate the vesting of all stock awards granted to Mr. Ryan under the Company’s share incentive plans on the Effective Date, which awards consist of stock options and restricted stock, and determined to pay to Mr. Ryan on the Effective Date the cash component of bonus compensation that had been deferred pursuant to the Company’s management incentive plans.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued April 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By: /s/ Paul L. Robinson
Name: Paul L. Robinson

Title:	Senior Vice President and General Counsel

Date:  April 25, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued April 25, 2014